EXHIBIT 99.2

                      PRO FORMA COMBINED BALANCE SHEET AND
                            STATEMENTS OF OPERATIONS

Patch International Inc.
(Unaudited)

                                                                         Index

Pro Forma Consolidated Balance Sheet.......................................F-1

Pro Forma Consolidated Statements of Operations............................F-2

Notes to the Pro Forma Consolidated Financial Statements...................F-4

Patch International Inc.
Pro Forma Consolidated Balance Sheet
(expressed in U.S. dollars)
(Unaudited)

                                                                   Patch             Damascus
                                                             International Inc.     Energy Inc.                         Pro Forma
                                                                November 30,        December 15,         Pro Forma     Consolidated
                                                                    2006               2006              Adjustments   Balance Sheet
                                                                     $                  $                     $               $
                                                                                                            Note 3
Assets
Current Assets
  Cash                                                            8,965,508                  --                   --      8,965,508
  Other current assets                                              202,458             279,368   a)         (52,074)       429,752
------------------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                              9,167,966             279,368              (52,074)     9,395,260
Available-for-sale securities                                     4,712,000                  --                   --      4,712,000
Property and equipment                                                1,422                  --                   --          1,422
Oil and gas properties                                            5,542,342          12,689,290   a), b)  10,444,445     28,676,077
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                     19,423,730          12,968,658           10,392,371     42,784,759
====================================================================================================================================
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
  Accounts payable and accrued liabilities                          285,026           7,597,054                   --      7,882,080
  Income taxes payable                                            4,479,917                  --                   --      4,479,917
  Other current liabilities                                          48,466             427,871   a)        (393,967)        82,370
------------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                         4,813,409           8,024,925             (393,967)    12,444,367
Exchangeable shares                                                      --                  --   b)      12,442,965     12,442,965
Asset retirement obligations                                         34,144              73,534                   --        107,678
Deferred income taxes                                                    --                  --            3,213,572      3,213,572
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                 4,847,553           8,098,459           15,262,570     28,208,582
------------------------------------------------------------------------------------------------------------------------------------

Non-controlling interest                                            551,562                  --                   --        551,562

Stockholders' Equity (Deficit)

Class A Preferred Voting stock; 1 share authorized
1 share issued and outstanding                                           --                  --                   --             --

Class B Preferred Voting stock; 10,000 shares authorized
1 share issued and outstanding                                           --                  --                   --             --

Common stock; 25,000,000 shares authorized
15,791,774 issued and outstanding                                    15,790           6,611,562   b)      (6,611,562)        15,790

Additional paid-in capital                                        4,425,623                  --                   --      4,425,623
Common stock subscribed                                             (35,000)                 --                             (35,000)
Accumulated other comprehensive income                            4,762,858             (72,090)  b)          72,090      4,762,858
Retained earnings (deficit)                                       4,855,344          (1,669,273)  b)       1,669,273      4,855,344
------------------------------------------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                       14,024,615           4,870,199           (4,870,199)    14,576,177
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                       19,423,730          12,968,658           10,392,371     42,784,759
====================================================================================================================================

         The accompanying notes are an integral part of these pro forma consolidated financial statements

Patch International Inc.
Pro Forma Consolidated Statement of Operations
(expressed in U.S. dollars)
(Unaudited)

                                                                   Patch             Damascus
                                                             International Inc.     Energy Inc.
                                                                For the Year       From December                        Pro Forma
                                                                   Ended             1, 2005                           Consolidated
                                                                  May 31,           to May 31,           Pro Forma     Statement of
                                                                    2006               2006             Adjustments     Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $                  $                     $              $
                                                                                                            Note 3

Revenue
   Oil and gas                                                     178,594                   --                 --          178,594
------------------------------------------------------------------------------------------------------------------------------------

                                                                   178,594                   --                 --          178,594
------------------------------------------------------------------------------------------------------------------------------------

Expenses
   Compensation                                                         --              516,339                 --          516,339
   Consulting                                                      848,681                   --                 --          848,681
   Depletion, depreciation, impairment and accretion               265,756                   --                 --          265,756
   General and administrative                                      230,471                   58                 --          230,529
   Investor relations and marketing                                477,514                   --                 --          477,514
   Other expenses                                                   14,031                  994                 --           15,025
   Professional fees                                               211,867                   --                 --          211,867
   Management fees                                                 198,677                   --                 --          198,677
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         2,246,997              517,391                 --        2,764,388
------------------------------------------------------------------------------------------------------------------------------------
Operating Loss                                                  (2,068,403)            (517,391)                --       (2,585,794)
------------------------------------------------------------------------------------------------------------------------------------
Other Income
   Gain on sale of available-for-sale securities                 6,962,937                   --                 --        6,962,937
   Other miscellaneous income                                      198,821                8,754                 --          207,575
------------------------------------------------------------------------------------------------------------------------------------
Total Other Income                                               7,161,758                8,754                 --        7,170,512
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                                5,093,355             (508,637)                --        4,584,718

Provision For Income Taxes                                      (2,406,243)                  --                 --       (2,406,243)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                                2,687,112             (508,637)                --        2,178,475
====================================================================================================================================

Net Income Per Share

   Basic                                                          $0.19                                                    $0.16
   Diluted                                                        $0.19                                                    $0.09

Weighted Average Number Of Common Stock
Outstanding

   Basic                                                       13,852,000                                                13,852,000
   Diluted                                                     14,506,000                                                23,932,489

         The accompanying notes are an integral part of these pro forma consolidated financial statements

Patch International Inc.
Pro Forma Consolidated Statement of Operations
(expressed in U.S. dollars)
(Unaudited)

                                                                         Patch               Damascus
                                                                     International            Energy
                                                                         Inc.                   Inc.                     Pro Formaa
                                                                          For the Six Months Ended                      Consolidated
                                                                                 November 30,               Pro Forma   Statement of
                                                                                    2006                   Adjustments   Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                                          $                      $              $            $
                                                                                                              Note 3
Revenue
     Oil and gas                                                          65,609                    --             --        65,609
------------------------------------------------------------------------------------------------------------------------------------
                                                                          65,609                    --             --        65,609
------------------------------------------------------------------------------------------------------------------------------------

Expenses
     Consulting                                                          627,748                  14,443           --       642,191
     Depletion, depreciation, impairment and accretion                    40,539                      --           --        40,539
     Dry hole costs                                                           --                 487,053           --       487,053
     General and administrative                                          151,507                  29,472           --       180,979
     Geological and geophysical costs                                         --                 206,147           --       206,147
     Investor relations and marketing                                    483,373                      --           --       483,373
     Other expenses                                                       28,833                  24,588           --        53,421
     Professional fees                                                    96,024                  39,752           --       135,776
     Management fees                                                     268,089                  67,152           --       335,241
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                               1,696,113                 868,607           --     2,564,720
------------------------------------------------------------------------------------------------------------------------------------
Operating Loss                                                        (1,630,504)               (868,607)          --    (2,499,111)
------------------------------------------------------------------------------------------------------------------------------------
Other Income

     Gain on sale of available-for-sale securities                     7,609,599                      --           --     7,609,599
     Other miscellaneous income                                          170,511                  10,052           --       180,563
------------------------------------------------------------------------------------------------------------------------------------
Total Other Income                                                     7,780,110                  10,052           --     7,790,162
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                                      6,149,606                (858,555)          --     5,291,051

Provision For Income Taxes                                            (2,278,501)                     --           --    (2,278,501)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                                      3,871,105                (858,555)          --     3,012,550
====================================================================================================================================

Net Income Per Share

   Basic                                                                 $0.25                                                $0.19
   Diluted                                                               $0.24                                                $0.12

Weighted Average Number Of Common Stock
Outstanding

   Basic                                                              15,665,000                                         15,665,000
   Diluted                                                            16,080,000                                         25,506,489


         The accompanying notes are an integral part of these pro forma consolidated financial statements

Patch International Inc.
Notes to the Pro Forma Consolidated Financial Statements
(expressed in U.S. dollars)
(Unaudited)


1.   Basis of Presentation

     The unaudited pro forma consolidated balance sheet as of November 30, 2006, and the unaudited pro forma consolidated statement of operations for the six-month period ended November 30, 2006 (the "pro forma consolidated financial statements") of Patch International Inc. ("the Company") are based on the Company's unaudited consolidated financial statements as of November 30, 2006 and on Damascus Energy Inc.'s ("Damascus") audited financial statements as of December 15, 2006.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the notes thereto of the Company for the year ended May 31, 2006 as included in the Company's Annual Form 10-KSB.

     The unaudited pro forma consolidated balance sheet gives effect to the acquisition of Damascus as if it had occurred on November 30, 2006. The unaudited pro forma consolidated statements of operations give effect to the acquisition of Damascus as at December 1, 2005, the date of incorporation. The pro forma consolidated statement of operations is presented for the year-end May 31, 2006 and the six month period ended November 30, 2006. These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations which would have resulted if the combination and related transactions had actually occurred on those dates.


2.   Acquisition of Damascus Energy Inc.

     The Company entered into a Share Exchange Agreement dated December 1, 2006 with Damascus, whereby the Company would acquire 100% of the issued and outstanding share capital of Damascus. The transaction closed on December 15, 2006, and is accounted for using the purchase method. Under the terms of the Share Exchange Agreement, because the Company did not have enough authorized shares to effect the transaction, Patch Energy Inc. ("Energy") (a wholly-owned subsidiary of the Company) acquired all of the issued and outstanding common shares of Damascus (18,852,978 common shares) in consideration for one share of Class A Preferred Voting Stock of the Company (the "Preferred Voting Share") and 9,426,489 shares of Series A Preferred Stock of Energy (the "Exchangeable Shares") that are exchangeable for 9,426,489 shares of the Company's common stock. The Preferred Voting Share entitles the holder to attend and vote at all meetings of holders of shares of common stock of the Company. The maximum number of votes attached to the Preferred Voting Share equals the number of shares of common stock of the Company into which the Energy Exchangeable Shares issued in conjunction with the Preferred Voting share are at that time outstanding are then exchangeable. The Exchangeable Shares will be exchanged when the Company has increased its authorized common stock. The shares were valued at $1.32, based upon the weighted average market price of the Company's common shares at the closing date of the transaction. The president of Damascus, who was also a director of Energy prior to the acquisition, was appointed to serve as a director of the Company. A director of Energy received $244,840 (CAD$283,019) in connection with the acquisition.

     The purchase price was allocated to the following assets and liabilities:


         Accounts receivable                                             $     279,368
         Oil and gas properties                                             23,475,628
         Accounts payable and accrued liabilities                           (7,597,054)
         Other current liabilities                                            (427,871)
         Asset retirement obligation                                           (73,534)
         Future income taxes                                                (3,213,572)
                                                                         --------------

         Paid by issuance of 9,426,489 shares of Series A preferred stock of Patch Energy Inc., and 1 share of Class A preferred
         voting stock of Patch International Inc.                        $  12,442,965
                                                                         ==============

3.   Pro Forma Adjustments

     The unaudited pro forma consolidated financial statements include the following pro forma adjustments:

     a)   To eliminate intercompany balances between the Company and Damascus.

     b)   To record the acquisition of Damascus by the Company.

Patch International Inc.
Notes to the Pro Forma Consolidated Financial Statements
(expressed in U.S. dollars)
(Unaudited)

4.   Pro Forma Share Capital

     The pro forma net income per share has been based on the following historical weighted average number of shares of Patch International Inc.

     --------------------------------------------------------------------------------------------------------------------
     Year ended May 31, 2006                                                               NUMBER OF SHARES
     --------------------------------------------------------------------------------------------------------------------
                                                                                     Basic                       Diluted
     --------------------------------------------------------------------------------------------------------------------
     Weighted average shares outstanding as at May 31, 2006                     13,852,000                    14,506,000
     --------------------------------------------------------------------------------------------------------------------
     Exchangeable shares issued on the acquisition of Damascus Energy Inc.              --                     9,426,489
     --------------------------------------------------------------------------------------------------------------------
     Pro forma weighted average shares                                          13,852,000                    23,932,489
     --------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------
     Six months ended November 30, 2006                                                    NUMBER OF SHARES
     --------------------------------------------------------------------------------------------------------------------
                                                                                     Basic                       Diluted
     --------------------------------------------------------------------------------------------------------------------
     Weighted average shares outstanding as at November 30, 2006                15,663,000                    15,663,000
     --------------------------------------------------------------------------------------------------------------------
     Exchangeable shares issued on the acquisition of Damascus Energy Inc.              --                     9,426,489
     --------------------------------------------------------------------------------------------------------------------
     Pro forma weighted average shares                                          15,663,000                    25,504,489
     --------------------------------------------------------------------------------------------------------------------